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                                                                  EXHIBIT 10.20



                             STOCK PLEDGE AGREEMENT


     This STOCK PLEDGE AGREEMENT dated as of September 16, 1997 (the "Agreement"), by and between Codinvest Limited, a British Virgin Islands corporation having an address of Road Town, P.O. Box 3126, Tortola, British Virgin Islands (the "Pledgor"), and ATC Communications Group, Inc., a Delaware corporation, having an address of 5950 Berkshire Lane, Suite 1650, Dallas, Texas 75225 (together with all successors and assigns, the "Lender"):


                              W I T N E S S E T H:

     WHEREAS, Michael G. Santry has borrowed $3,661,505.39 from Lender (the "Loan") evidenced by a Promissory Note of even date herewith made by Michael G. Santry and payable to Lender in the principal amount of $3,661,505.39 (the "Note"); and

     WHEREAS, the Pledgor has agreed to pledge the Pledged Stock (as defined in Section 1(a) of this Agreement), and such additional collateral as may be required by Section 1(a) hereof, to Lender as collateral security for the repayment of the Loan, all upon the terms and subject to the conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties hereby agree as follows:

     Section 1. Grant of Security Interests.

            (a) The Pledgor hereby pledges, assigns, transfer and delivers to Lender, and grants to Lender a continuing security interest in 4,672,897 shares of Common Stock of Computer Integration Corp., together with the proceeds thereof, all renewals, substitutions, modifications and extensions thereof, any other property or money held hereunder or any part thereof (collectively, the "Pledged Stock"), all upon the terms and subject to the conditions set forth herein. The market value of the Pledged Stock on the date hereof is approximately $7,009,345.50. The Pledgor hereby covenants and agrees that if, as of the last business day of any calendar quarter, the market value of the Pledged Stock is less than 150% of the amount of indebtedness then outstanding under the Note at any time, Lender may upon written notice to Pledgor, require Pledgor to deposit, and Pledgor shall within 15 days of such written notice deposit with Lender, cash, cash equivalents, marketable securities or such other collateral as is reasonably acceptable to Lender, with a market value that, added to the then market value of the Pledged Stock, is not less than 150% of the amount of indebtedness then outstanding under the Note. The "market value" of securities for purposes of this Section 1(a) shall be based on the closing sale price of such securities as reported by NASDAQ or the applicable exchange, or if no such closing sale price is reported, the average of the bid and ask prices of such securities as reported by NASDAQ or the applicable exchange, or if no such prices are reported, the fair market value of the securities as determined by the Board of Directors of Lender in good faith.


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All references in this Agreement to the Pledged Stock shall, to the extent appropriate, constitute references to any additional collateral required by the preceding sentence.

            (b) The Pledged Stock shall constitute security for the and full payment of all amounts due and payable under the Loan.

     Section 2. Pledged Stock Delivery and Documentation; Release of Stock. The Pledgor shall deliver to Lender the original certificates representing the Pledged Stock, endorsed in blank (which endorsement shall be undated) or with an undated stock assignment power endorsed in blank.

     Section 3. Further Assurances. The Pledgor agrees to do such further acts and things and to execute and deliver such additional documentation as Lender from time to time may reasonably request in connection with the administration or enforcement of this Agreement, or to perfect Lender's security interest in the additional collateral that constitutes Pledged Stock under this Agreement, whether related to the Pledged Stock or any part thereof, to evidence, confirm, perfect or protect any security interest granted or required to have been granted hereunder or in order better to assure and confirm unto Lender its rights, powers and remedies hereunder.

     Section 4. Representations and Warranties. To induce the Lender to enter into this Agreement, the Pledgor represents and warrants to the Lender that:

            (a) the execution, delivery and performance by him of this (i) will not violate or be in conflict with any applicable law (including, without limitation, any applicable federal or state securities or similar law) and (ii) will not violate, be in conflict with, result in a breach of or constitute, with the giving of notice, the passage of time, or both, a default under any material indenture, agreement or other instrument to which he is a party or by which he or any of his properties or assets is or may be bound or subject;

            (b) this Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms;

            (c) the Pledgor is the owner of the Pledged Stock and none of the Pledged Stock is subject to any security interest, lien or other encumbrance or any adverse claim of any kind or nature whatsoever, except for the security interest granted hereunder to Lender, and any assignee of all or any portion of the Pledged Stock is entitled to receive payments with respect thereto without any defense, counterclaim, set-off, abatement, reduction, recoupment or other claim of any kind or nature whatsoever;

            (d) there are no actions, suits or proceedings (whether or not purportedly on behalf of the Pledgor) pending or threatened against the Pledgor and related to the Pledged Stock or the Pledgor's equity interest therein;


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            (e) all consents or approvals, if any, required as a condition precedent to or in connection with the due and valid execution and delivery by the Pledgor of this Agreement have been obtained;

            (f) the Pledged Stock may only be transferred under an effective registration statement under the Securities Act of 1933, in compliance with Rule 144 of the rules and regulations under such Act, or pursuant to any other applicable exception under such Act;

            (g) the Pledgor is not engaged principally in, nor has as one of his important activities, the business of extending credit for the purpose of purchasing or carrying any "margin stock" (within the meaning of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System of the United States of America, as amended to the date hereof) and, if requested by Lender, the Pledgor will furnish to Lender a statement on Federal Reserve Form U-1; and

            (h) no part of the proceeds of the Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately,
(i) to purchase or to carry margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock, or to refund indebtedness originally incurred for such purposes, or (ii) for any purpose which violates or is inconsistent with the provisions of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System.

     Section 5. Covenants. The Pledgor covenants and agrees that, from the date hereof and until payment and performance in full of all amounts due under the Loan, the Pledgor shall not sell, transfer or otherwise dispose or agree to dispose of (other than by operation of law, as in the case of Pledgor's death) all or any portion of the Pledged Stock, without first obtaining the written consent of Lender to such sale, transfer or disposition; shall not further pledge, assign or deliver a security interest in the Pledged Stock, or amend, modify, supplement or waive any provisions of the Pledged Stock; and shall not suffer or permit any lien or encumbrance to be created upon or with respect to any of the Pledged Stock, except for the security interest granted hereunder to Lender.

     Section 6. Litigation Respecting Pledged Stock. In the event any action, suit or other proceeding at law, in equity, in arbitration or before any other authority relating to the Pledgor, the Pledged Stock, or the Pledgor's equity interest therein is contemplated by the Pledgor or is otherwise commenced, the Pledgor shall give the trustee immediate notice thereof and shall furnish Lender with such indemnity as may reasonably be requested by Lender.

     Section 7. Rights and Duties of the Pledgor with Respect to the Pledged Stock. Subject to the provisions of this Agreement and unless there shall have occurred an Event of Default pursuant to any Loan Document:

            (a) The Pledgor shall be entitled to exercise any and all voting, waiver or consensual rights and powers relating or pertaining to the Pledged Stock or any part thereof for any purpose not inconsistent with the terms of this Agreement.



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            (b) The Pledgor shall be entitled to receive and retain any and all cash dividends payable on the Pledged Stock, but any and all stock or liquidating dividends or other distributions of cash or other assets or properties made on, in respect of, upon, in redemption of, in exchange for or in payment of principal of the Pledged Stock (whether resulting from a subdivision, combination or reclassification of the outstanding capital stock or any issuer thereof, any merger, consolidation, acquisition or other exchange of assets or securities to which any such issuer may be a party, any conversion, call or redemption, or otherwise) shall be and become part of the Pledged Stock pledged under this Agreement, and, if received by the Pledgor, shall be delivered immediately to the Lender or its designee (accompanied by the documentation required under this Agreement) to be held as Pledged Stock pursuant to this Agreement.

            (c) The Lender shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies, powers of attorney, dividend orders, interest coupons and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting or consensual rights and powers that it is entitled to exercise pursuant to subsection (a) of this Section 7 and to receive the dividends and interest payments that it is authorized to received and retain pursuant to subsection
(b) of this Section 7.

     Section 8. Rights of Lender to the Pledged Stock.

            (a) In the event of an occurrence of an Event of Default under the Note, the Lender in its sole and absolute discretion may take any or more of the following actions:

               (i) further notify all parties, if any, interested in any of the Pledged Stock of the interest of the Lender therein and of any action proposed to be taken with respect thereto, and inform any of those parties that all payments otherwise payable to the Pledgor with respect thereto shall be made to the Lender until all amounts due under the Loan have been paid in full;

               (ii) receive and retain all payments of any kind with respect to any and all of the Pledged Stock;

               (iii) take such action with respect to the sale, assignment and delivery of the whole of, or from time to time anyone or more items of, the Pledged Stock, including, without limitation, to sell, assign and deliver the whole of, or from time to time any part of, the Pledged Stock at any private sale or at public auction, for cash, for credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Lender in its sole and absolute discretion may determine, and the Lender may bid for and purchase the whole or any portion of the Pledged Stock so sold free from any right or equity of redemption; to adjourn any such sale or cause the same to be adjourned at the time and place fixed for the sale; and to carry out any agreement to sell all or any portion of the Pledged Stock in accordance with the terms of such agreement, any requirement of reasonable notice imposed by law to be deemed met if such notice is in writing and is mailed, telegraphed or hand delivered to the Pledgor at


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          least three days prior to the sale, disposition or other event giving rise to such notice requirement;

               (iv) otherwise use or deal from time to time with the Pledged Stock, in whole or in part, in all respects as if the Lender were the outright owner thereof; and

               (v) in addition to, and not by way of limitation of, any of the rights specified above, exercise any and all rights and remedies afforded to the Lender, under the Loan Documents or as a secured party in possession of collateral or otherwise, under any and all provisions of applicable law, including, but not limited to, the Uniform Commercial Code as adopted by the State of Texas.

            (b) The Lender shall collect the cash proceeds received from any sale or other disposition or from any other source contemplated by subsection
(a) of this Section 8 and shall apply the full proceeds in accordance with the provisions of this Agreement.

            (c) Notwithstanding the foregoing, none of the provisions of this Section 8 shall confer on the Lender any rights or privileges that are not permissible under applicable law.

            (d) In connection with the provisions of this Agreement, the Pledgor from time to time shall promptly execute and deliver, or cause to be executed and delivered, to the Lender such reasonable documents and instruments, shall join in such notices and shall take, or cause to be taken, such other reasonable and lawful action as the Lender shall deem necessary or desirable to enable it to exercise any of the rights with respect to the Pledged Stock granted to it pursuant to this Agreement.

     Section 9. Application of Funds. In the event that an Event of Default has occurred under the Note and all amounts due thereunder have not been paid in full by the Pledgor, any funds received from or on behalf of the Pledgor under this Agreement by the Lender shall be applied to the following items:

            (a)      to payment of all amounts due under the Loan; and

            (b)      to return any remainder to the Pledgor.

     Section 10. Power of Attorney. With respect to the Pledged Stock that the Lender or its designee holds hereunder, the Pledgor hereby irrevocably makes, constitutes, and appoints, effective upon the occurrence of an Event of Default under the Note and all amounts due thereunder being declared due and payable and not being paid by the Pledgor, the Lender and each of the Lender's officers and each of them, with full power of substitution, as the Pledgor's true and lawful attorneys-in-fact with full power, from time to time, in the Pledgor's name, place and stead, subject to Section 8 hereof, to (a) transfer the Pledged Stock on the books of the Company, in whole or in part, to the name of the Lender or such other person or persons as the Lender may designate; (b) take possession of and endorse any one or more checks, drafts, bills of exchange, money orders or any other documents received on account of the Pledged Stock;
(c)



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collect, sue for and give acquittances for monies due on account of the foregoing; (d) withdraw any claims, suits or proceedings pertaining to or arising out of the foregoing; (e) execute and record or file on behalf of the Pledgor any evidence of a security interest contemplated by this Agreement or any refiling, continuation or extension thereof; (f) take any other action contemplated by this Agreement; and (g) sign, execute, acknowledge, swear to, verify, deliver, file, record and publish any one or more of the foregoing. This power of attorney is hereby declared to be irrevocable, with full power of substitution and coupled with interest. This power of attorney shall survive the bankruptcy of the Pledgor and shall extend to and be binding upon the Pledgor's successors or assigns. This power of attorney may be exercised by any one of the above named attorneys-in-fact, or by an substitute designated by any of those attorneys-in-fact. A facsimile signature shall be effective if so affixed.

     Section 11. Termination of Security Interest. The security interest of the Lender hereunder shall terminate when all amounts due and payable under the Loan shall have been fully paid and satisfied. Upon such complete satisfaction Lender shall reassign, release and/or deliver to the Pledgor all Pledged Stock then held by the Lender.

     Section 12. Notices. All notices, certificates or other communications permitted or required to be given hereunder shall be sufficiently given and shall be deemed given when delivered or when mailed by registered or certified mail, postage prepaid to the addressee thereof at their respective addresses as set forth below or at such other address as either party hereto may designate to the other party hereto by notice given in accordance with this Section 12.

         If to the Pledgor:        Codinvest Limited
                                   Road Town
                                   P.O. Box 3126
                                   Tortola, British Virgin Islands
                                   Attn:  Luc Argand


         If to the Lender:         ATC Communications Group, Inc.
                                   5950 Berkshire Lane
                                   Suite 1650
                                   Dallas, Texas  75225
                                   Attn: Chief Financial Officer

     Section 13. Section Headings; Definitions. The Section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     Section 14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and applicable federal law, without regard to principles of conflict of laws.



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     Section 15. Severability. In the event that any provision of this
Agreement shall be determined to be superseded, invalid or otherwise unenforceable pursuant to applicable law, such determination shall not affect the validity of the balance of this Agreement, and the remaining provisions of this Agreement shall be enforced as if the invalid provisions were deleted.

     Section 16. Survival of Representations, Etc. All representations, warranties, covenants and other agreements made herein shall survive the execution and delivery of this Agreement and shall continue in full force and effect until all of the Obligations have been paid in full. This Agreement shall remain and continue in full force and effect without regard to any modification, extension, renewal, amendment or waiver of any provision of the Note.

     Section 17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     Section 18. Successors and Assigns. Whenever in this Agreement reference is made to any party, such reference shall be deemed to include the successors and assigns of that part, and, without limiting the generality of the foregoing, all covenants, agreements, representations and warranties made by or on behalf of the Pledgor in this Agreement shall inure to the successors and assigns of the Lender; provided, however, that nothing herein shall be deemed to authorize or permit the Pledgor to assign any of his rights or obligations hereunder to any other person or entity and the Pledgor agrees that he shall not make any such assignment.

     Section 19. No Waiver by Inaction, Etc. Any waiver or consent respecting any covenant, representation, warranty or other term or provision of this Agreement shall be effective only in the specified instance and for the specific purpose for which given and shall not be deemed regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of the Lender at any time or times to require performance of, or to exercise its rights with respect to, any representation, warranty, covenant or other term or provision of this Agreement in no manner shall affect its right at a later time to enforce any such provision. No notice to or demand on a party in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances.

     Section 20. Modification, Amendment, Etc. Each and every modification and amendment of this Agreement shall be in writing and signed by the parties hereto and each and every waiver of, and consent to any departure from, any covenant, representation, warranty or other provision of this Agreement shall be in writing and signed by the party adversely affected by such waiver or consent.

     Section 21. Entire Agreement. This Agreement contains the entire agreement of the parties and supersedes all other representations, agreements and understandings, oral or otherwise, between the parties with respect to the matters contained herein.





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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.



                                  CODINVEST LIMITED
                                  a British Virgin Islands corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------


                                  ATC COMMUNICATIONS GROUP, INC.,
                                  a Delaware corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------


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